UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025

VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2025, the Compensation Committee of the Board of Directors of Virco Mfg. Corporation (the “Company”) approved an increase in the base compensation of Bassey Yau, Senior Vice President and Chief Financial Officer of the Company, to $340,000, in connection with her recent appointment to that role as of April 30, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2025. A total of 15,738,138 shares of common stock were entitled to vote, of which 12,824,228 shares were present in person or by proxy at the Annual Meeting. Two items of business were acted upon by the stockholders at the Annual Meeting. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below:

1.    Election of Directors. Stockholders elected Bradley Richardson and Douglas A. Virtue, the Company’s nominees for Class III director, for a term expiring at the 2028 Annual Meeting of Stockholders, with the number of votes cast for and withheld and broker non-votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Bradley Richardson	10,089,840	1,293,051	1,441,337
Douglas A. Virtue	10,575,131	807,760	1,441,337

2.    Ratification of Appointment of Moss Adams LLP. The proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 was approved. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain
12,637,924	173,568	12,736

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: June 20, 2025	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors